SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 13, 2012 (July 12, 2012)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C., filed voluntary petitions for relief (the “DH Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), which are being jointly administered under case no. 11-38111.  As also previously disclosed, on June 18, 2012, DH filed a Modified Third Amended Chapter 11 Plan of Reorganization (the “Plan”) for DH proposed by DH and Dynegy Inc. (“Dynegy”, and, together with DH, the “Plan Proponents”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.  As also previously disclosed, on July 6, 2012, Dynegy filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court (the “Dynegy Chapter 11 Case”), which is being administered under case no. 12-36728. On July 10, 2012, the Bankruptcy Court approved the Disclosure Statement in the Dynegy Chapter 11 Case. The orders approving the Disclosure Statement in the DH Chapter 11 Cases and the Dynegy Chapter 11 Case allow Dynegy and DH to begin soliciting formal creditor votes on the Plan, and allow Dynegy and DH to modify the Plan and the Disclosure Statement such that they constitute a plan of reorganization and disclosure statement for both DH and Dynegy, each as debtors thereunder, and modify the Plan solicitation materials such that they reflect the commencement of the Dynegy Chapter 11 Case.

The Plan Proponents have made such modifications to the Plan (as amended, the “Joint Plan”) and Disclosure Statement (as amended, the “Joint Disclosure Statement”), and on July 12, 2012, the Plan Proponents filed the Joint Plan and Joint Disclosure Statement with the Bankruptcy Court in their respective Chapter 11 Cases.  The deadline for voting on and for objecting to the Joint Plan is August 24, 2012. The Joint Plan is subject to confirmation by the Bankruptcy Court and the confirmation hearing is scheduled for September 5, 2012.

Copies of the Joint Plan and the Joint Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.  Copies of the Joint Plan and the Joint Disclosure Statement are also publicly available and may be accessed free of charge at the debtors’ website at http://dm.epiq11.com/DHL/Project or http://dm.epiq11.com/dynegy.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The debtors recommend that holders of claims refer to the limitations and qualifications included in the Joint Plan and the Joint Disclosure Statement, as applicable, with respect to the information contained therein.  Information contained in the Joint Plan and the Joint Disclosure Statement is subject to change, whether as a result of further amendments to the Joint Plan, as amended, actions of the Bankruptcy Court or third parties, or otherwise.

The Joint Plan and the Joint Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information.

In this Form 8-K, we discuss the non-GAAP financial measures included in Exhibit E to the Joint Disclosure Statement, including definitions of such non-GAAP financial information and identification of the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are incorporated herein by reference to Exhibit 99.3 hereto.

EBITDA Measures.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” — We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes, (3) impairment charges and (4) the contract amortization expense associated with our Independence facility.  As prescribed by the SEC, when EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy.  It can be reconciled using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense.

Gross Margin Measure.

“Adjusted Gross Margin” — We define “Adjusted Gross Margin” as revenues less cost of sales excluding (1) the impacts of mark-to-market changes and (2) the contract amortization expense associated with our Independence facility.  The most directly comparable GAAP financial measure to Adjusted Gross Margin is Gross Margin.

Cash Flow Measure.

“Unlevered Cash Flow” — We define “Unlevered Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures excluding the impact of cash interest payments.  The most directly comparable GAAP financial measure to Unlevered Cash Flow is cash flow from operations.

Debt Measure.

“Net Debt” — We define “Net Debt” as total GAAP debt less cash and cash equivalents and less unused restricted cash excluding the impact of unamortized premiums and discounts.  Unused restricted cash in this case consists of unused cash collateral in various accounts at Dynegy Midwest Generation, LLC Dynegy Power, LLC, and DH.  The most directly comparable GAAP financial measure to Net Debt is GAAP debt.

The forward-looking non-GAAP measures disclosed in the Joint Disclosure Statement are presented solely for the purpose of providing “Adequate Information” under Section 1125 of the Bankruptcy Code to enable the holders of claims against DH entitled to vote under the Joint Plan to make an informed judgment about the Plan and should not be used or relied upon for any other purpose, including the purchase or sale of securities of, or claims or equity interests in, the Debtors or Dynegy.  However, there can be no assurance that the assumptions made in preparing any forward-looking non-GAAP measures will prove accurate, and actual results may be materially greater or less than those contained in any forward-looking non-GAAP measures.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Joint Chapter 11 Plan of Reorganization, as filed July 12, 2012.
99.2	Joint Disclosure Statement, as filed July 12, 2012.
99.3	Reconciliation of Non-GAAP Financial Measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: July 13, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: July 13, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Joint Chapter 11 Plan of Reorganization, as filed July 12, 2012.
99.2	Joint Disclosure Statement, as filed July 12, 2012.
99.3	Reconciliation of Non-GAAP Financial Measures